PROSPECTUS   |   JUNE 1, 2016

AB Fixed-Income Shares

AB Government Money Market Portfolio

(Shares Offered—Exchange Ticker Symbol)

(Class AB–MYMXX; Institutional Class–GMOXX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Government Money Market Portfolio

(formerly, Government STIF Portfolio)

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment) None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class AB	Institutional Class
Management Fees(a)	.20%	.20%
Other Expenses:
Transfer Agent	.00%	.00%	(b)
Other Expenses	.01%	.01%

Total Other Expenses	.01%	.01%

Total Annual Portfolio Operating Expenses(a)	.21%	.21%

(a)	Management fees have been restated to reflect the current management fee, which is effective June 1, 2016.

(b)	Amount is equal to less than .005%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Portfolio shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class AB	Institutional Class
After 1 Year	$22	$22
After 3 Years	$68	$68
After 5 Years	$118	$118
After 10 Years	$268	$268

PRINCIPAL STRATEGIES:

The Portfolio is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.

The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days’ prior written notice to shareholders.

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission (“Commission”) Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification, and liquidity of the Portfolio’s investments. Among other things, Rule 2a-7 requires that the Portfolio’s investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. Rule 2a-7 imposes liquidity standards that require the Portfolio to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio’s investments in illiquid securities to 5% of its total assets.

The Portfolio may also invest in when-issued securities and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended.

PRINCIPAL RISKS:

•

Money Market Fund Risk and Regulatory Developments: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

   Under recently adopted changes to Rule 2a-7, the Portfolio is permitted, but not required, at the discretion of the Portfolio’s Board of Directors, under certain circumstances of impaired liquidity of the Portfolio’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Portfolio’s Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions under any circumstances.

•

Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

•

Credit Risk: Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	the Portfolio’s average annual returns for one year, five years, and since inception.

The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future. The Portfolio adopted a multiple-class plan effective June 1, 2016. Upon the adoption of the multiple-class plan by the Portfolio, the original share class of the Portfolio (“original share class”) was renamed Class AB shares. Accordingly, the performance information presented below for the Class AB shares for periods prior to June 1, 2016 is the performance information of the original share class that existed prior to such date. In addition, because the original share class did not pay a management fee to the Adviser, performance for such periods does not reflect the effect of the current management fee on the performance.

You may obtain updated performance information on the website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—US (US Citizens)”, then “Investments—Mutual Funds”).

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class AB shares, or, as noted above, the original share class. Through March 31, 2016, the year-to-date unannualized return for the Portfolio’s Class AB shares was 0.09%.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 1.30%, 2nd quarter, 2007; and Worst Quarter was up 0.02%, 2nd quarter 2015.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

	1 Year	5 Years	Since Inception*
Class AB*	0.12%	0.11%	0.95%
Institutional Class**	0.12%	0.11%	0.95%

*	Inception Date of original share class: 12/13/2006. For these purposes, the inception date of Class AB is the inception date of the original share class.

**	Inception date of Institutional Class shares: June 1, 2016. Performance information for periods prior to the inception of Institutional Class shares is the performance of Class AB shares and does not reflect the effect of the current management fee.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchase Minimums

	Initial	Subsequent
Class AB (only available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs)	None	None
Automatic Investment Program	None	$50 If initial investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Institutional Class (only available to institutional investors)	$1,000,000	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTING IN THE PORTFOLIO

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Portfolio that are offered in this Prospectus. The Portfolio offers two classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities.

HOW TO BUY SHARES

The purchase of the Portfolio’s shares is priced at the next-determined NAV after your order is received in proper form.

Class AB Shares

Class AB shares are available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts. Class AB shares are also available for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs.

Institutional Class Shares—Minimum Investments

Institutional Class shares are available to institutional investors. The minimum initial investment for Institutional Class shares in the Portfolio is $1,000,000 (“Minimum Investment”). There is no minimum amount for subsequent investments although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Portfolio requests that a client confirm to the Adviser that the client intends to invest at least $1,000,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client’s shares.

For clients of the Adviser’s investment-management services, the Adviser may, at a client’s request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Adviser’s opinion of market conditions. In keeping with these client mandates or for tax considerations, the Adviser may, without additional instructions from the client, purchase shares of the Portfolio from time to time. These purchases and sales by the Adviser will not be subject to the minimum investment requirement specified above.

Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Portfolio Closing Time to receive that day’s public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Portfolio are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Portfolio, the Portfolio will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolio through their accounts at U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolio’s distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

The Portfolio will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Portfolio, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Required Information

The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements. The Portfolio is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2016, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Portfolio—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Portfolio are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Donegal Securities

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

SunTrust Bank

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

Although the Portfolio may use brokers and dealers that sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolio may modify, restrict, or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

Investors may “redeem” shares on any day the Exchange is open, either directly or through your financial intermediary. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives a sales request in proper form. A redemption request received prior to the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), is effected on that day. A redemption request received after that time is effected on the next business day. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. The Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, the Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

Selling Shares Through Your Broker or Financial Advisor

Your broker or financial advisor must receive your sales request by the Portfolio Closing Time and submit it to the Portfolio by a prearranged time for you to receive that day’s NAV. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio By Mail

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day’s NAV.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Portfolio account per day.

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Other

Purchases and redemptions in the Portfolio will be executed at the Portfolio Closing Time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by ABIS, the Portfolio’s transfer agent, by that time for the Portfolio on that day.

FRE QUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The AB Mutual Funds’ Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AB mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Portfolio is not an effective vehicle for short-term trading activity. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio’s NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1) The Federal Reserve System is open;

2) The primary trading markets for the Portfolio’s portfolio instruments are open; and

3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

To calculate NAV, the Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio’s investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of March 31, 2016 totaling approximately $479 billion (of which over $97 billion represented assets of registered investment companies). As of March 31, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation’s FORTUNE 100 companies), for public employee retirement funds across 25 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 32 registered investment companies managed by the Adviser, comprising approximately 132 separate investment portfolios, had as of March 31, 2016 approximately 2.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. Effective June 1, 2016, the Portfolio pays the Adviser a management fee at an annualized rate of 0.20% as a percentage of the Portfolio’s average daily net assets. Prior to June 1, 2016, the Adviser received no advisory fee from the Portfolio. A discussion regarding the basis for the approval of the Portfolio’s investment advisory agreement by the Board of Directors of AB Fixed-Income Shares, Inc. will be available in the Portfolio’s annual report to shareholders for the fiscal year ended April 30, 2016.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Portfolio. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolio often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolio, ABI and/or the Adviser pay these financial intermediaries and recordkeepers, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolio’s SAI, call your financial advisor or visit our website at www.ABglobal.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio’s net income is calculated at the Portfolio Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on the following days resulting in compounding growth of income.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio’s dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio’s distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct taxpayer identification number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Portfolio Holdings. Detailed information about the Portfolio’s portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser’s website at www.ABglobal.com/abcom/Product_Center/3_Vehicle/MF/ MoneyMarkets/Government_Money_Market.htm (click on “Literature”, then “Money Market Holdings”). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission’s website where the most recent 12 months of publicly available information filed by the Portfolio may be obtained. The Portfolio’s Statement of Additional Information (SAI) includes a description of the policies and procedures that apply to disclosure of the Portfolio’s portfolio holdings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years and the semi-annual period ended October 31, 2015. The table includes financial information for the original share class only because the Portfolio’s other class of shares had not commenced operations prior to the date of this Prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial statements for all fiscal periods, except the semi-annual period ended October 31, 2015, have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio. The report of the independent registered public accounting firm, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request.

	Six Months Ended October 31, 2015 (unaudited)		Year Ended April 30,
			2015		2014		2013	2012	2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income From Investment Operations
Net investment income(a)(b)	.00		.00		.00		.00	.00	.00
Net realized and unrealized gain on investment transactions(b)	.00		.00		.00		.00	.00	.00
Contributions from Affiliates	.00	(b)	.00		.00		.00	.00	.00

Net increase in net asset value from operations(b)	.00		.00		.00		.00	.00	.00

Less: Dividends and Distributions
Dividends from net investment income(b)	(.00)		(.00)		(.00)		(.00)	(.00)	(.00)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.00	)(b)	(.00	)(b)	–0–	–0–	–0–

Total dividends and distributions(b)	(.00)		(.00)		(.00)		(.00)	(.00)	(.00)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return
Total investment return based on net asset value(c)	.06%		.08%		.08%		.14%	.09%	.17%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$8,069		$7,729		$5,770		$5,408	$5,809	$3,767
Ratio to average net assets of:
Expenses	.01	%^	.01%		.01%		.01%	.01%	.01%+
Net investment income	.11	%^	.08%		.08%		.14%	.09%	.17%+

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

+	The ratio includes expenses attributable to estimated costs of proxy solicitation.

APPENDIX A

Hypothetical Investment and Expense Information

A settlement agreement between the Adviser and the New York State Attorney General requires the Portfolio to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolio” in this Prospectus about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class AB shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under “Financial Highlights”. If you wish to obtain hypothetical investment information for the other class of shares of the Portfolio, please refer to the “Hypothetical Fee and Expense Calculator” on www.ABglobal.com (click on “Menu—Americas—Individual Investors—US (US Citizens)”, then “Investments—Calculators”). Your actual expenses may be higher or lower.

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$22.05	$10,477.95
2	10,477.95	523.90	11,001.85	23.10	10,978.75
3	10,978.75	548.94	11,527.69	24.21	11,503.48
4	11,503.48	575.17	12,078.65	25.37	12,053.28
5	12,053.28	602.66	12,655.94	26.58	12,629.36
6	12,629.36	631.47	13,260.83	27.85	13,232.98
7	13,232.98	661.65	13,894.63	29.18	13,865.45
8	13,865.45	693.27	14,558.72	30.57	14,528.15
9	14,528.15	726.41	15,254.56	32.03	15,222.53
10	15,222.53	761.13	15,983.66	33.57	15,950.09
Total		$6,224.60		$274.51

A-1

For more information about the Portfolio, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio’s annual and semi-annual reports to shareholders contain additional information on the Portfolio’s investments.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio’s SAI and the independent public accounting firm’s report and financial statements in the Portfolio’s most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

On the Internet:	www.ABglobal.com

Or you may view or obtain these documents from the Securities and Exchange Commission (“Commission”):

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Portfolio are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, DC 20549-1520.

You may find more information about the Adviser on the Internet at: www.ABglobal.com.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

File No. 811-06068

PRO-0110-0616